Exhibit 10.25

MASTER SERVICES AND LICENSE AGREEMENT

This Master Services and License Agreement (“Agreement”) dated as of October 1, 2007, is by and between MDNH, Inc., a Delaware corporation, with a principal place of business at 101 Convention Center Drive, Suite 101, Las Vegas, NV 89109 (“Marchex Local”) and YellowPages.com LLC, a Delaware limited liability company, with a principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203 (“YPC”). YPC and Marchex Local may hereinafter also referred to individually as “Party” and collectively as “Parties.”

W I T N E S S E T H:

WHEREAS, Marchex Local provides a variety of online advertising related services, including consulting, technology services and licensing, paid inclusion, and pay for performance advertising with third party search engines;

WHEREAS, the Parties wish to establish standard terms and conditions under which the YPC Parties may obtain from Marchex Local services for the paid performance and/or paid inclusion of customers’ advertisements within online search engines, web sites and directories and for related consulting services, technology services and licensing (to the extent expressly set forth herein, the “Advertising Services”);

WHEREAS, as of the Effective Date, Marchex Local and each YPC Party are entering into separate Project Addenda, pursuant to which each YPC Party will specify the services it will purchase from Marchex Local in accordance with this Agreement and agree to be bound by the terms and conditions of this Agreement and assume the obligations of a YPC Party under this Agreement as such relate to the provision of services and licensing of technology to such YPC Party hereunder; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, YPC and Marchex Local agree as follows:

1.	DEFINITIONS

As used herein, each of the following terms shall have the meanings attributed to them as follows:

1.1.	“Advertisement” means the form of advertisement or paid listing submitted to a Search Engine using the Advertiser Information.

1.2.	“Advertiser” means any entity that purchases an Advertising Package

1.3.	* * *

1.4.	“Advertiser Terms” means the terms and conditions in effect for all Advertisers to whom Services shall be delivered hereunder, as further provided in Section 3.4.

1.5.	“Advertiser Web Site” means the Web site or property at the Advertiser URL (or redirect URL).

1.6.	“Advertiser URLs” means the Internet address associated with Advertisers that are provided, supplied or designated by a YPC Party to Marchex Local pursuant to this Agreement.

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.7.	“Advertising Package” means those packages of advertising services that the YPC Parties offer to Advertisers, as further provided in Section 3.5 and as further described in Exhibit A hereto.

1.8.	“Affiliate” means, with respect to a Party, any entity that, directly or indirectly, controls, is controlled by, or is under common control with such Party; and “control” means the direct or indirect possession of the power to direct or cause the direction of the management and policies of another entity, whether through the ownership of voting securities, by contract or otherwise.

1.9.	* * *

1.10.	“Bankruptcy Event” means: (a) a receiver is appointed for a party or its property; (b) a party becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes a general assignment for the benefit of its creditors; or (c) any proceedings (whether voluntary or involuntary) are commenced against a party under any bankruptcy or similar law and such proceedings are not vacated or set aside within sixty (60) days from the date of commencement thereof.

1.11.	* * *

1.12.	“Campaign” means the specific advertising campaign that Marchex Local submits to a specific Search Engine as part of an Advertising Package according to a specific set of rules, including, without limitation, maximum bid.

1.13.	* * *

1.14.	“Confidential Information” shall have the meaning set forth in Section 8.1.

1.15.	* * *

1.16.	* * *

1.17.	* * *

1.18.	“Effective Date” means October 1, 2007.

1.19.	* * *

1.20.	“Fees” means the Marchex Local fees for the Services set forth in Exhibit B and any other fees arising pursuant to this Agreement.

1.21.	“Intellectual Property Rights” means all worldwide copyrights, patents, mask work rights, trade secrets, know how, trademarks, service marks, moral rights and other proprietary rights, and all applications and registrations therefor.

1.22.	* * *

1.23.	* * *

1.24.	“Optional Services” shall have the meaning set forth in Section 4.

1.25.	“Platform” means * * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.26.	* * *

1.27.	“Project Addendum” means a separate written order for the Services that a YPC Party enters into with Marchex Local, subject to the terms and conditions of this Agreement, in a form mutually agreed in writing by such YPC Party and Marchex Local.

1.28.	* * *

1.29.	* * *

1.30.	* * *

1.31.	* * *

1.32.	“Services” means * * *

1.33.	* * *

1.34.	“Specifications” means* * *

1.35.	* * *

1.36.	“Term” shall have the meaning set forth in Section 12.1.

1.37.	“Upgrades” means any upgrades, updates, revisions, corrections, modifications improvements, bug fixes, patches, maintenance releases, versions and enhancements that Marchex Local makes to the Platform during the Term, including any accompanying Specifications, excluding any beta versions thereof.

1.38.	“User” means a person connected to the Internet.

1.39.	“YPC Party” means each of YPC, Southwestern Bell Yellowpages, Inc. (and its Affiliates Ameritech Publishing Inc., SNET Information Services, Pacific Bell Directory, Nevada Bell, Southwestern Bell Advertising Group Inc., Southwestern Bell Advertising LP), BellSouth Advertising and Publishing Company, (and its Affiliates Intelligent Media Ventures, LLC and L.M. Berry Company) and, subject to the prior written consent of YPC, any third party that mutually executes a Project Addendum with Marchex Local.

2.	AGREEMENT DOCUMENTS; ORDER OF PRECEDENCE

2.1.	Agreement and Project Addenda. The purpose of this Agreement, which is for the benefit of all YPC Parties, is to set forth: (i) the general terms and conditions applicable to all Project Addenda; and (ii) the Services and initial related pricing available to YPC Parties for inclusion in Project Addenda. From time to time during the Term, Marchex Local and individual YPC Parties may execute one or more written Project Addenda, which will specify the Services made available under this Agreement and the applicable terms. Once the authorized representatives for Marchex Local and the relevant YPC Party execute and deliver a Project Addendum, such Parties shall perform their respective obligations thereunder subject to the terms and conditions set forth therein and in this Agreement. For the avoidance of doubt, the initial pricing available to the YPC Parties for the identified Services shall be as set forth in Exhibit B * * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.2.	Contents of Each Project Addendum. Each Project Addendum shall be numbered consecutively and dated and contain (or incorporate as attachments or by reference), at a minimum, the following elements: * * *

2.3.	Prior Agreement. This Agreement and the Project Addenda shall supersede and replace the Master Agreement, dated as of April 16, 2004, between Marchex Local and Intelligent Media Ventures, LLC (“IMV”), as amended by an Agreement, dated as of April __, 2005, between Marchex Local, IMV, Southwestern Bell Yellow Pages, Inc., YPC, and www.YellowPages.com, Inc. (collectively, the “Prior Agreement”), and such Prior Agreement shall, in all respects, be void and of no further force or effect after the later of (i) the Effective Date and the date as of which all YPC Parties and Marchex Local have executed and delivered their respective Project Addenda.

3.	PLATFORM LICENSE, ACCOUNTS AND REPORTING

3.1.	License. During the term of the applicable Project Addendum, Marchex Local hereby grants the YPC Parties a non-exclusive, limited, revocable, license to access and use the Platform: * * *

3.2.	Establishment of Accounts. YPC Parties shall submit, with respect to each account: * * *

3.3.	Reporting to the YPC Parties. Marchex Local will maintain and make available to the YPC Parties * * * data and reports regarding * * * account performance. * * *

3.4.	Advertiser Terms; YPC Marketing Practices. Each YPC Party shall enter into Advertiser Terms with each Advertiser to whom Services shall be delivered hereunder. YPC represents that it will maintain a copy of its Advertiser Terms and any updates on such YPC Party’s website throughout the Term. * * *

3.5.	* * *

3.6.	* * *

(a)	* * *

(b)	* * *

* * *

(c)	* * *

(d)	* * *

(e)	* * *

(f)	* * *

3.7.	* * *

4.	MARCHEX LOCAL OPTIONAL SERVICES

To the extent specified in a mutually executed Project Addendum, Marchex Local will provide the optional Services described below in Sections 4.1- 4.5 (“Optional Services”).

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.	Editorial Creation. If a YPC Party has selected editorial creation as an Optional Service, Marchex Local will provide the following content creation and account optimization services:

(a)	Editorial Content. Upon receiving account information from a YPC Party, Marchex Local will add creative content to accounts consisting of keyword selection, titles, and/or descriptions, for the Advertising Packages designated for such accounts, as set forth below.

(i)	* * *

(ii)	* * *

(iii)	* * *

(b)	Optimization.

(i)	* * *

(ii)	* * *

4.2.	Media Buys; Purchasing and Payment Agent. To the extent a YPC Party orders or requests Advertising Services in the form of media purchases hereunder, YPC Party grants to Marchex Local the authority to act as YPC Party’s * * * purchasing and/or paying agent * * * with respect to any publication of the Advertiser Information within designated Search Engines. * * *

(a)	General. To fulfill the Advertising Packages selected by Advertisers, Marchex Local shall (in each case to the extent made available by the applicable Search Engine): * * *

(b)	* * *

(c)	* * *

(d)	* * *

4.3.	Advertiser Performance Reports. At the election of each YPC Party, Marchex Local shall, on a * * * basis according to the timetable set forth in the applicable Project Addendum for such YPC Party, either: * * *

4.4.	Optimization of Accounts. If a YPC Party elects not to obtain the editorial creation service from Marchex Local described in Section 4.1, or if a YPC Party elects to obtain optimization services in addition to the editorial creation service described in Section 4.1, such YPC Party may, at its option, obtain from Marchex Local separate optimization services pursuant to mutually acceptable terms and pricing established in a Project Addendum.

4.5.	Training.

(a)	Platform Operations Training. Subject to the Fees set forth in Exhibit B, Marchex Local will provide to each YPC Party, to the extent expressly set forth in a Project Addendum, * * *operations training for the Platform * * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)	Sales Training. Marchex Local will provide on-site sales training to each YPC Party upon request for the Fees set forth in Exhibit B. * * *

5.	PRICES AND PAYMENT

5.1.	Pricing. Except as set forth below, Marchex Local shall furnish Services in accordance with the prices set forth in Exhibit B.

* * *

(a)	* * *

(i)	* * *

(ii)	* * *

(b)	* * *

5.2.	Payment.

(a)	The applicable YPC Party shall pay Marchex Local any amounts due Marchex Local pursuant to Exhibit B and/or any Project Addendum within * * * days of its receipt of invoice from Marchex Local. Each invoice will itemize and describe Fees paid pursuant to Exhibit B. * * * All fees quoted and payments made hereunder shall be in immediately available U.S. dollars.

(b)	* * *

(c)	* * *

(d)	* * *

5.3.	Taxes. All Fees are exclusive of any local, state or federal sales, use, gross receipts, excise, import or export, value added or similar taxes, duties, fees, assessments or levies (“Taxes”), which shall be the sole obligation of the applicable YPC Party. Marchex Local shall separately state on each applicable invoice, and the YPC Party shall pay, any Taxes legally imposed on or with respect to the Services provided hereunder and the fees and other amounts paid with respect thereto, provided, however, that the YPC Party shall not be responsible for franchise taxes applicable to Marchex Local or taxes on Marchex Local’s net income, profits, business assets, or ad valorem personal property. Marchex Local shall not invoice the YPC Party for any Taxes if, and to the extent that, the YPC Party submits a properly executed certificate of exemption or direct pay permit. Should Marchex Local claim any deductions, tax credits or refunds for Taxes borne by the YPC Party under this Agreement, Marchex Local shall promptly reimburse the YPC Party the amount of such credits or refunds or the benefit of any such deduction Marchex Local actually receives.

5.4.	* * *

6.	* * *

6.1.	* * *.

6.2.	* * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)	* * *

(b)	* * *

6.3.	Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Marchex Local to the YPC Parties are, and shall otherwise be deemed to be, for purposes of § 365(n) of the United States Bankruptcy Code (the “Code”), licenses to rights to “intellectual property” as defined under the Code. The Parties agree that the YPC Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Code. The Parties further agree that, in the event of the commencement of a bankruptcy or similar proceeding by or against Marchex Local under the Code, the YPC Parties shall be entitled to retain all of their rights under this Agreement and any Project Addendum.

7.	PROPRIETARY RIGHTS

7.1.	License to Advertiser URLs and Other Advertiser Information.

(a)	Each YPC Party hereby grants Marchex Local a limited, non-transferable, non-exclusive, revocable license, during the Term, to * * *. The Parties shall have no right to, and shall not, add any viral, spyware or other code intended to damage software, computers or data or track User behavior in any manner other than as expressly permitted in this Agreement. Marchex Local shall not use such Advertiser URLs and/or other Advertiser Information except as required to provide the Services hereunder.

(b)	* * *

7.2.	* * *

7.3.	Trademark License.

(a)	Each Party (“Granting Party”) grants the other Party (“Licensee Party”) a limited, non-exclusive, nontransferable, non-sub-licensable and royalty-free license for the Term to reproduce and use the Granting Party’s name, trademarks, service marks and logos, (hereinafter referred to collectively as the “Marks”) solely for the purposes contemplated in this Agreement; provided that any such use shall be subject to the specific written prior approval of the Granting Party in each case, shall be in accordance with any guidelines for and restrictions on such use that the Granting Party may provide the Licensee Party from time to time, and, in the case of Marks of certain YPC Parties, may require mutual execution of an additional trademark license agreement. Any use by the Licensee Party of the Marks shall be accompanied by appropriate symbols, designations and notices consistent with the Granting Party’s trademark policies. If the Granting Party becomes aware of any improper use by the Licensee Party of the Marks, the Granting Party will notify the Licensee Party of such improper use and the Licensee Party will promptly correct such use in a commercially reasonable manner.

(b)

Each Party acknowledges and agrees that the Granting Party exclusively owns and shall continue to own exclusively all right, title and interest in and to its Marks, and the Licensee Party agrees that it will do nothing inconsistent with such ownership. All of such use of the Marks shall inure solely to the benefit of the Granting Party and shall not create any rights, title or interest in the Licensee Party in or to any of the Marks. Except as set forth in Section 7.3(a), nothing contained in this Agreement shall grant or shall be deemed to grant to the Licensee Party any right, title or interest in or to the Marks, and the Licensee Party hereby conveys to the Granting Party any such right, title or interest it may acquire. Neither Party shall engage in any trade practice,

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

employment practice, or other activity which is harmful to the goodwill associated with the Marks, or that reflects unfavorably on the reputation of either Party, its Affiliates or their respective products and services, or which constitutes deceptive or unfair competition, consumer fraud or misrepresentation. Except as expressly permitted in this Agreement, neither Party shall use or attempt to register any of the other Party’s Marks or any confusingly similar mark, or any modified form, as an Internet domain name in the USA or anywhere else in the world. Neither Party shall create a combination mark or logo using its name with the other Party’s Marks or use the licensor Party’s Marks in any modified form or as part of any other Internet domain name in the USA or anywhere else in the world.

7.4.	Reservation of Rights. Except as expressly provided herein, this Agreement is not intended to, and shall not, affect the ownership by any Party of any of its Intellectual Property Rights, content, products and services, and this Agreement shall not be construed as the assignment or transfer of any ownership rights in any of the foregoing from any Party to another. Except as expressly provided herein, this Agreement shall not be deemed a license (by implication, estoppel, or otherwise) under any Party’s patent rights or other Intellectual Property Rights. The Parties reserve all rights not expressly granted under this Agreement.

8.	CONFIDENTIALITY

8.1.	Confidential Information. For purposes of this Agreement and any Project Addendum, the term “Confidential Information” shall mean all technical, business, and other information of Marchex Local disclosed to or obtained by a YPC Party, or of a YPC Party disclosed to or obtained by Marchex Local, in connection with this Agreement or any Project Addendum, whether prior to, on or after the date of this Agreement, that derives economic value, actual or potential, from not being generally known to others, including, without limitation, any technical or non-technical data, designs, methods, techniques, drawings, processes, products, inventions, improvements, methods or plans of operation, research and development, business plans and financial information of such Party.

8.2.	Use and Disclosure. No Party shall use (except to fulfill the Party’s obligations under this Agreement) or disclose to any third person any Confidential Information disclosed to or obtained by that Party from another Party. Each Party shall be directly responsible for any unauthorized use or disclosure of another Party’s Confidential Information by its employees, agents or contractors.

8.3.	Legally Compelled Disclosure. If any Party becomes legally compelled to disclose any Confidential Information of another Party (whether by judicial or administrative order, applicable law, rule or regulation, or otherwise), that Party shall use all reasonable efforts to provide the other Party with prior notice thereof so that the other Party may seek a protective order or other appropriate remedy to prevent such disclosure. If such protective order or other remedy is not obtained prior to the time such disclosure is required, the Party required to make the disclosure will only disclose that portion of such Confidential Information which it is legally required to disclose.

8.4.	* * *

8.5.	Confidentiality of Platform. Information regarding the Platform is the Confidential Information of Marchex. * * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.6.	Exceptions. The restrictions contained in this Section 8 shall not apply to any information that: (a) was publicly available or otherwise known to the receiving Party at the time of disclosure, (b) subsequently becomes publicly available through no act or omission by the receiving Party or any of its employees, agents or contractors, (c) is or has been independently developed by the receiving Party without violation of this Agreement, (d) is lawfully obtained by the receiving Party from a third party without any obligation of confidentiality, or (d) is generally made available by the disclosing Party to third parties without any restriction on disclosure.

8.7.	* * *

9.	REPRESENTATIONS AND WARRANTIES

9.1.	Representations and Warranties of Marchex Local.

(a)	Marchex Local represents and warrants that as of the Effective Date and at all times throughout the Term: * * * Marchex makes no representations or warranties for any purposes, whether hereunder or with respect to any Search Engines or third parties, with respect to any Advertiser, its business or operations, the Advertiser Information a YPC Party or any third party provides to Marchex Local, or the Advertiser Web Site.

(b)	* * *

(c)	* * *

(d)	Marchex Local shall promptly notify YPC in writing in the event it becomes aware of any breach of any of the foregoing representations and warranties set forth in this Section 9.1.

9.2.	YPC Parties’ Warranties. Subject to the limitations set forth in Section 2.1, YPC represents and warrants to Marchex Local, and each other YPC Party separately represents and warrants to Marchex Local by entering into a Project Addendum, that as of the Effective Date and at all times throughout the Term: * * * A YPC Party shall promptly notify Marchex Local in writing in the event it becomes aware of any breach of any of the foregoing representations and warranties.

9.3.	Warranty Disclaimers.

(a)	* * *

(b)	* * *

10.	* * *

10.1. * * *

10.2. * * *

10.3. * * *

11.	LIMITATION OF LIABILITY

11.1.	* * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	TERM AND TERMINATION

12.1.	Term. The term of this Agreement shall commence on the Effective Date, and shall continue, unless earlier terminated as provided below, through * * * (“Initial Term”). Following the Initial Term, this Agreement shall renew automatically for successive one (1) year periods * * *

12.2.	Termination for Breach. Any Party to a Project Addendum may terminate the Project Addendum by written notice to the other Party upon the occurrence of any of the following events: (a) the other Party commits a material breach of the Project Addendum (or any terms of this Agreement as they relate to the Project Addendum) and such breach remains uncured for thirty (30) days following written notice of breach by the terminating party; or (b) the other Party experiences a Bankruptcy Event.

12.3.	Effect of Expiration or Termination. Sections 1, 2.1, 2.3, 5.4, 6.3, 7.1(b), 7.2, 7.3(b), 7.4, 8, 9.3, 10, 11, 12.3 and 14, and any remedies set forth in the Exhibits, if any, shall survive any expiration or termination of this Agreement, and all other rights and licenses shall terminate. In addition, notwithstanding any termination or expiration of this Agreement or any Project Addendum, upon request of a YPC Party, Marchex Local shall continue to provide Services for any and all Advertising Packages issued by a YPC Party prior to such expiration or termination and Sections 4 and 5 shall survive with respect thereto.

13. * * *

14.	MISCELLANEOUS

14.1.	Compliance with Laws. Each Party shall comply with all applicable laws, rules and regulations in the performance of this Agreement and any Project Addendum, including, without limitation, any applicable laws, rules and regulations concerning the collection, use and distribution of information collected via the Internet. * * *

14.2.	Force Majeure. No Party shall be liable to the other for any default or delay in the performance of any of its obligations under this Agreement or any Project Addendum if such default or delay is caused, directly or indirectly, by any cause beyond such Party’s reasonable control (each, a “Force Majeure Event”); provided, however, that the Party affected by the Force Majeure Event shall provide the other Party with prompt written notice of the Force Majeure Event and use commercially reasonable efforts to minimize the effect of the Force Majeure Event upon such Party’s performance; provided, further, that should the performance by any Party of its obligations under this Agreement and/or any Project Addendum be prevented by a Force Majeure Event for more than sixty (60) days, the other Party shall have the right to terminate the affected Project Addendum without liability to the non-performing Party (except payment obligations for performance prior to the Force Majeure Event).

14.3.	* * *

14.4.	* * *

14.5.	Assignment. * * *All terms and provisions of this Agreement and all related Project Addenda will be binding upon and inure to the benefit of the Parties hereto and their respective permitted transferees, successors and assigns. Any attempt to assign other than in accordance with this provision shall be null and void.

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.6.	Notice. Unless otherwise specified herein, all notices, invoices and other communications required or permitted to be given or made hereunder or under any Project Addendum shall be in writing and delivered personally or sent by pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient thereof at such Party’s address or facsimile number set out below. Any such notice or communication shall be deemed to have been duly given: (a) immediately (if given or made in person or by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this Section 14.6 on the date of such facsimile); (b) on the second business day after delivery to a recognized overnight express courier service; or (c) five days after mailing (if given or made by mail), and in proving same it shall be sufficient to show that the envelope containing the same was delivered to the courier or postal service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. The addresses and facsimile numbers of the Parties for purposes of this Agreement are:

YPC:	Marchex Local:

YellowPages.com LLC Attn: Vice President-Strategy 611 N. Brand Blvd., Room 508 Glendale, CA 91203 Fax: (818) 247-7273	MDNH, Inc. Attn: President 101 Convention Center Drive Suite 330 Las Vegas, NV 89109 Fax: (702) 784-1780

With a copy to:	With a copy to:

YellowPages.com LLC Attn: General Counsel 611 N. Brand Blvd., Room 520 Glendale, CA 91203 Fax: (818) 247-7273	Marchex, Inc. Attn: General Counsel 413 Pine Street, Suite 500 Seattle, WA 98101 Fax: (206) 331-3696

Either Party may change the address to which notices or other communications to such Party shall be delivered or mailed by giving notice thereof to the other Party hereto in the manner provided herein.

14.7.	Independent Contractors * * *. The Parties acknowledge that, except as expressly provided in this Agreement, the relationship of the YPC Parties on the one hand and Marchex Local on the other is that of independent contractors and nothing contained in this Agreement or any Project Addendum shall be construed to place any YPC Party and Marchex Local in the relationship of principal and agent, master and servant, partners or joint venturers. Except as expressly provided in this Agreement, neither the YPC Parties on the one hand nor Marchex Local on the other shall have, expressly or by implication, or represent itself as having, any authority to make contracts or enter into any agreement in the name of the other Party, or to obligate or bind the other Party in any manner whatsoever. * * *

14.8.	Amendment; Waiver. No amendment of any provision of this Agreement shall be effective unless set forth in a writing signed by a representative of YPC and Marchex Local, and then only to the extent specifically set forth therein. Similarly, no amendment of any provision of any Project Addendum shall be effective unless set forth in a writing signed by a representative of the applicable YPC Party and Marchex Local, and then only to the extent specifically set forth therein. No course of dealing on the part of any Party, nor any failure or delay by any Party with respect to exercising any of its rights, powers or privileges under this Agreement, any Project Addendum or law shall operate as a waiver thereof. No waiver by any Party of any condition or the breach of any provision of this Agreement or any Project Addendum in any one or more instances shall be deemed a further or continuing waiver of the same or any other condition or provision.

14.9.	* * *

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.10.	Choice of Law; Consent to Jurisdiction and Venue. This Agreement and each Project Addendum shall be governed by the laws of the State of New York, without regard to its conflict of law rules. Any claims or litigation arising under this Agreement will be brought by the Parties solely in the Federal courts in the Southern District of New York or the State courts in New York County, New York. The Parties hereby expressly agree, consent and submit to the exclusive personal jurisdiction of such courts, and the Parties also consent, submit to and agree that venue in such claims or litigation is proper in said courts and county and the Parties hereby expressly waive any and all rights under applicable law or in equity to object to the jurisdiction and venue in said courts and county.

14.11.	* * *

14.12.	Entire Agreement. This Agreement, together with the Project Addenda and the Exhibits hereto, all of which are incorporated herein and made part hereof by this reference, embodies the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof and thereof. No representation, promise or inducement has been made by the Parties which is not embodied in this Agreement.

14.13.	Severability. All rights and restrictions contained herein and in any Project Addendum may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, any Project Addendum or part thereof, not essential to the commercial purpose of this Agreement or such Project Addendum shall be held to be illegal, invalid or unenforceable, it is the intention of the Parties that the remaining terms hereof or such Project Addendum, or part thereof shall constitute their agreement with respect to the subject matter hereof and thereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement or any Project Addendum shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

14.14.	Mitigation of Damages. Each Party shall use good faith commercially reasonable efforts to minimize its damages and the other Party’s liability arising from or in connection with this Agreement and any Project Addendum.

14.15.	Headings. The headings contained in this Agreement and any Project Addendum are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement or such Project Addendum.

14.16.	Counterparts; Facsimile. This Agreement and any Project Addendum may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. This Agreement, any Project Addendum and any written amendments hereto or thereto, may be executed by facsimile.

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, YPC and Marchex Local have caused this Agreement to be executed by their duly authorized agents.

YELLOWPAGES.COM LLC		MDNH, INC.

By:	/s/ Charles Stubbs	By:	/s/ Brendhan Hight

Name:	Charles Stubbs	Name:	Brendhan Hight

Title:	CEO	Title:	Executive Officer, MDNH, Inc.

Date:	10/09/07	Date:	10/10/07

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

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1

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

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1

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

* * *

1

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

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1

[* * *] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.